Investor Presentation November 5, 2020

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. The impact of COVID-19 may also exacerbate these risks, any of which could have a material effect on the Company. This situation is changing rapidly and additional impacts may arise that the Company is not aware of currently. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company's behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. All prior period market data in this presentation reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted net revenue, adjusted gross profit, adjusted operating income, adjusted net income, adjusted Class A net income, and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2

A Sustainable, Profitable Growth Story (in millions) $984 Iconic Brands $906 $832 Continuous Innovation 5.8% CAGR to Drive Growth LTM 2018 LTM 2019 LTM 2020 Collaborative Customer Relationships (in millions) $229 Efficient Manufacturing & $204 Distribution Model $193 5.9% CAGR Proven Scalable Platform LTM 2018 LTM 2019 LTM 2020 Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. * Market share for the company for the doughnuts and snack cake subcategories within the Sweet Baked Goods category per Nielsen U.S. total universe, 13 weeks ending September 26, 2020. 3

Exciting Opportunities for Future Growth with Proven Record of Solidolid Executionution ƒ Unrelenting focus on maintaining the health and safety of our employeesyees whilee deliveringdelivering on record demand ƒ Delivered double-digit net revenue growth and continued EBITDA margin expansionexxpansion ƒ Executing exciting 2021 innovation slate and establishing new platformsrms for incremental growth ƒ Achieved strong profit accretion from Voortman while continuing to drive expanded distribution ƒ Strategically executing operational changes in response to increasingg consumer demand ƒ Raising the lower-end of 2020 financial guidance and maintaining long-term growth objectives to drive increased shareholder value Dedicated to Bringing Consumers the Comfort and Joy of 4

Strong Q3 Execution Against Objectives

Well Positioned for Continued Growth

Grow the Core	Grow through Innovation	Improve through Agility & Efficiency	Cultivate Talent & Capabilities	Leverage Strong Cash Flow
▪ 18.5% Net Revenue Growth* ▪ 29.2% Adjusted EBITDA Growth* ▪ POS up 6.7%, driven by Hostess® branded POS growth of 8.5%, ahead of the SBG Category** ▪ Hostess % Household buying increasing with repeat purchases more than 2x the category**	▪ Roll-out of 2021 Innovation Slate with exciting new platform launches and expansion into new product forms, pack-sizes and packaging ▪ Adjusted merchandising focus to adapt to changes in consumers buying behavior and target more profitable channels and products	▪ Maintained heightened operational practices and procedures for employee safety ▪ Executed key increases to capacity with installation of new Donette line and other operational changes ▪ Modified product assortment to optimize profit and meet consumer demand	▪ Leveraged team's strong capabilities to drive expanded distribution and execute conversion of Voortman onto consolidated Hostess ERP system ▪ Expanded digital platform to address growing market demands	▪ Delivered Voortman strong revenue and EBITDA contribution ahead of expectations ▪ Continued to reduce leverage as planned

* Metrics for Q3 exclude impact of In-Store Bakery business sold in 2019. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.
** Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale ("POS") for the 13 weeks ended 9/26/20 as compared to the comparable periods in the prior year.

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Driven by Strong Voortman® and Hostess® Brand Growth (in millions) 25.9% 14.8% growth growth $260.9 $60.2 $47.8 $227.2 2019 2020 2019 2020 18.5% Growth 29.2% Growth excluding ISB excluding ISB Q3 Results are for three months ended September 30, 2020 and 2019. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 6

Continued Growth of Sweet Baked Goods Sweet Baked Goods $234.1 $220.2 $13.9 6.3% $693.1 $662.3 $30.8 4.7% Cookies 26.8 - 26.8 100.0% 74.3 - 74.3 100.0% In-Store Bakery -7.1(7.1) (100.0%) - 28.7 (28.7) (100.0%) Total Adjusted Net Revenue $260.9 $227.2 $33.6 14.8% $767.4 $691.0 $76.4 11.1% Sweet Baked Goods net revenue growth driven by strong Hostess® branded sales, partially offset by lower private-label and non-Hostess® branded sales as we continue to strategically rebalance our portfolio to best serve customers and consumers while protecting margins. Adjusted Net Revenue is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 7

Consistent Point-of-Sale and Market Share Growth in the Sweet Baked Goods Category $1,337 19.4% $1.0 $1,246 18.5% $1,185 17.9% $1,116 16.8% 2017 2018 2019 2020 2017 2018 2019 2020 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 9/30/17, 9/29/18, 9/28/19, 9/26/20. 2019 and 2020 prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess (2017 – 2018). 8

Multi-Packs Continue Strong Double-Digit Growth Point-of-Sale Year-Over-Year Growth Single Serve -5.5% Q2 2020 Q3 2020 +2.6% Multi-Pack Q2 2020 +19.4% Q3 2020 +10.3% Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Q3 2020 - 13 weeks ended 9/26/20 and Q2 2020 – 13 weeks ended 6/27/20 9

Driven by Strong Growth in Convenience, Grocery and Dollar Channels Convenience Channel POS Growth Accelerating POS Change 7.8% 10.9% (8.0)% 33.5% (9.6)% 5.3% 6.7% $160 $140 $120 $341M $100 $320M $80 (In Millions) POS Dollars $60 $40 $20 $0 Convenience Grocery Mass Dollar Club Drug Total Hostess All-time High Market Share 13 WE 9/28/2019 13 WE 9/26/2020 Market Share 27.8% 14.0% 13.6% 28.5% 21.2% 50.7% 19.7% Market Share Change (bps) 175 (20) (278) 437 (221) 495 (15) Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) and market share data changes for the 13 weeks ended 9/26/20 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. 10

Ample Liquidity and Cash Flow

Provides Flexibility to Invest in Growth and Generate Shareholder Value

Net Leverage Ratio*

History of successfully reducing leverage following acquisitions while continuing to make disciplined investments for growth – Expect leverage of ~4x by end of 2020



Target
Proforma
Long-Term
Leverage
3.0-4.0x
4.5x
Voortman acquisition
3.4x
4.5x**
4.3x**
4.0x**
Q4 2018
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Disciplined Approach to Cash Management

- Reinvest in business for future growth
- De-leverage
- Strategic acquisitions
- Return Capital to Shareholders through Share Repurchases



* Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period.
** Q3 2020 proforma leverage includes assumption of $27 million of incremental EBITDA from acquisition of Voortman and removes $1 million of historical in-store bakery EBITDA.

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Flexibility to Invest in Growth and Generate Shareholder Value Announced a $100 Continue to have a Expect to have Remain focused on Share repurchase million share disciplined approach increased available organic growth and program provides repurchase program to capital allocation cash flow to execute value enhancing flexibility creating on November 5, 2020. and remain strategic initiatives M&A opportunities another avenue to To date, no purchases committed to in 2021 given and intend to return value to have been made maintaining long- industry-leading continue to prioritize shareholders. against the term leverage* EBITDA margins. use of cash for those authorization. target of 3-4x. purposes. * Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period. 12

Contribution of Voortman Acquisition and Increased Demand, Partially Offset by Sale of In-Store Bakery Adjusted Net Revenue $260.9 $227.2 $33.7 14.8% $767.4 $691.0 $76.4 11.1% Adjusted Gross Profit $91.2 $75.2 $16.0 21.3% $273.6 $235.5 $38.1 16.2% Adjusted Gross Margin 35.0% 33.1% 190bps 35.6% 34.1% 150bps Adjusted EBITDA $60.2 $47.8 $12.4 25.9% $176.3 $152.3 $24.0 15.8% Adjusted EBITDA Margin 23.1% 21.0% 210bps 22.9% 22.0% 90bps Adjusted EPS $0.19 $0.13 $0.06 46.2% $0.55 $0.44 $0.11 25.0% Adjusted Net Revenue, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 13

Raised EBITDA and EPS Outlook to Upper-End of Previous Range ƒ Assuming no significant disruptions due to the ongoing COVID pandemic, we raised our expected Full Year 2020 to upper-end of our previous guidance as follows: í Adjusted EBITDA of $235 to $240 million (from previous outlook of $230 to $240 million) • Voortman Adjusted EBITDA of $27 to $30 million (from previous outlook of $25 to $30 million) í Adjusted EPS of $0.73 to $0.75 (from previous outlook of $0.70 to $0.75) í Leverage ratio of ~4x by end of 2020 (consistent with previous outlook) ƒ The Company’s long-term strategy and algorithm remain unchanged. Our dedication, resiliency and agility continue to drive growth and make us better positioned for long-term sustained, profitable growth. Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, changes in allocation to the non-controlling interest, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures. 14

Long-Term Growth Drivers 15

Leading Peer Group Performance Increasing Household Sweet Snacks is Fastest Penetration and Growing Snacking x Growing Repeat 2 Sub-Segment Competitors Repeat Consumers Growth Rate1 Strong Innovation Pipeline with Broad Reach Across % Opportunities for Channels with Highest 91 Expansion within Distribution in SBG ACV2 Existing Categories Source: 1. Nielsen Panel, L52Wk 10/03/20 2. Nielsen, Total Nielsen Universe % ACV for the 52 weeks ending 9/26/20. 3 16

Snacking Market Growth $180B $125B $150B 2017 2019E 2022E Source: IRI Actuals Total US -Multi Outlet + Conv Calendar; Mintel Forecast Total US –Multi Outlet + Conv Calendar. 17

Well Positioned to Capture Top Consumer Preferences #1 Snack preference is for Sweet Snacks Consumers Prefer Sweet Snacks Snack Occasions by Type More Than Better-For-You Sweet Snacks 74% Better-for-you snacks 69% 32% 32% Better- Late-night snacks 68% Sweet for-You Breakfast snacks 66% Plant-based protein snacks 63% 32% Savory 32% Snackified entrees 54% 36% Regional Hispanic snacks 46% Source: Mintel Snacking Motivations and Attitudes, January 2019, Mintel. Source: NPD Group/Snack Track YE March 2019. 18

Hostess® Has Over 90% Brand Awareness Increasing Households Increasing Repeat Buyers Buying Hostess Over 2x the Category Young Transitionals (Under 35 years old) +6.2% % 16.1% +2.9 SBG Category Source: AYTM Awareness Study, July 2020, Which of the following brands have you heard of? Nielsen Panel 52 Weeks Ended 10/3/20. 19

Growing Across All Life-stages Increase in Percentage Change of 2+ Time Buyers 7.0% 6.0% 5.0% 33% 4.0% 3.0% 2.0% Percentage Points of Growth Percentage 1.0% 0.0% Empty Nest Independent Older Bustling Senior Senior Singles Start Up Small Scale Young Younger Couples Singles Families Couples Families Families Transitionals Bustling Families Strong Growth in Younger Demographics Source: Nielsen Panel, L52Wk 10/03/20. 20

Leading Market Share at All-Time High Convenience POS and Market Share $160 28% 27% $150 Continued Market Share Market Share 26% % $140 33 Gains Establish 25% Strong (In Millions) POS Dollars $130 24% Platform for Future Growth $120 23% $110 22% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 POS Market Share Source: Nielsen, Total Nielsen Universe for the Company in the Convenience channel within the SBG Category. 21

Hostess® Breakfast Outperforming Category

Growth in $3.6 Billion Breakfast Sub-Category Driven by Strong Performance in Pastries and Doughnuts

POS Dollars YoY Change



Hostess
Category
17.3%
4.7%
Breakfast Pastries
14.5%
12.9%
Doughnut
14.3%
9.1%
Total Breakfast



Hostess
Cinnamon Streusel
Coffee Cakes



Hostess
Powdered
SNACK SIZE
donettes
on the go!



Jumbo
Honey Bun



AMERICA'S #1 DONUT
Hostess
donettes
DOUBLE CHOCOLATE FLAVORED mini donuts

Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale ("POS") changes for the 13 weeks ended 9/26/20 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020.

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Strong Track Record of Successful Innovation with YTD Innovation up 6% vs. Prior Year New Platforms Expanding Breakfast Voortman Channel Core Development Limited-Time-Offers Expansion Expanding into New Accelerating Growth Building on Iconic Brand Keeping Products Consumer Need States within Fastest Growing Penetrating Convenience Favorites with Flavor Relevant and Engaging Targeting Younger Subsegment of Category Channel with single-serve Extensions for Consumers Consumers usage occasion 23

Successfully Executing Against Building Blocks for Accretive Growth 2021 and Beyond 1H Accelerate Growth 2020 through Increased Driving Expanded Merchandising and Transition to Warehouse Depth of Innovation Distribution Model and Distribution and Integration into Hostess Merchandising Operations Securing Cost Synergies ACV 24

Driving Increased Distribution through Expansion Into Convenience Channel and Increasing LTOs in 2021 DistributionDistribution pointpoint GainGain Food C-Store Drug US xAOC 5Additional Voortman Revenue Growth ~$10Opportunities million ofof AnnualAnnual RRetailetail RRevenueevenue 91% ƒ Distribution gains in existing channels ƒ Increase SKU counts at existing retailers ƒ Expand into 68% undeveloped Convenience channel Source: Nielsen, Total Nielsen Universe % ACV for the 52 weeks ending 9/26/20. 25

Developing More Brand Activation Activities for Future Growth 120% Driving Brand Activation Through Increase in Consumer Increasing Presence in Social and Engagement vs. YA Other MediaMed Outlets Building eCommerce presence through Digital Shelf Optimization 26

We delight consumers and build iconic brands supported by our core competencies to drive profitable growth Strong Continuous Brand Equity Innovation Strengthening our core Hostess brand and expanding into adjacent categories through innovation and strong partnerships with our customers Core Significant Cash Flow Competencies Low Cost Model Leveraging our highly efficient and profitable business model Collaborative Customer Executing strategic acquisitions to accelerate growth Partnerships while effectively managing our capital structure 27

Objective: Long-term leading performance in our peer group Organic Revenue Adjusted EBITDA Free Cash Flow Growth Margin Conversion2 Top Quartile of Top Quartile of Top Quartile of Peer Group1 Peer Group1 Peer Group1 (Well ahead of the SBG Category) Delivering Industry-Leading Total Shareholder Returns 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index. 2. Free Cash Flow conversion is defined as (operating cash flow- capital expenditures)/net income. 28

Appendix 29

Non-GAAP Reconciliations

Hostess

	Three Months Ended September 30, 2020						Three Months Ended September 30, 2019					
	Net Revenue	Gross Profit	Operating Income	Net Income	Class A Net Income	Diluted EPS	Net Revenue	Gross Profit	Operating Income	Net Income	Class A Net Income	Diluted EPS
GAAP Results	$ 260.9	$ 91.2	$ 41.3	$ 23.9	$ 22.6	$ 0.18	$ 227.2	$ 70.4	$ 23.6	$ 10.7	$ 8.8	$ 0.07
Non-GAAP adjustments:												
Foreign currency impacts	-	-	-	0.4	0.4	-	-	-	-	-	-	-
Acquisition, disposal and integration related costs (1)	-	-	1.6	1.6	1.5	0.01	-	-	2.0	2.0	1.8	0.01
Facility transition costs (2)	-	-	-	-	-	-	-	4.8	5.3	5.4	4.7	0.05
Tax Receivable Agreement Remeasurement	-	-	0.6	0.6	0.6	0.01	-	-	1.8	1.8	1.8	0.01
Impairment of property and equipment	-	-	-	-	-	-	-	-	0.5	0.5	0.4	-
Remmeasurement of tax liabilities	-	-	-	(1.2)	(1.2)	(0.01)	-	-	-	-	-	-
Remeasurement of deferred taxes	-	-	-	-	-	-	-	-	-	(0.5)	(0.4)	-
Other	-	-	0.1	0.5	0.5	-	-	-	1.5	1.5	1.3	0.01
Tax impact of adjustments	-	-	-	(0.6)	(0.6)	-	-	-	-	(2.2)	(2.2)	(0.02)
Adjusted Non-GAAP results	$ 260.9	$ 91.2	$ 43.6	$ 25.2	$ 23.8	$ 0.19	$ 227.2	$ 75.2	$ 34.7	$ 19.2	$ 16.2	$ 0.13
Income tax				8.1						5.6		
Interest expense				10.3						9.8		
Depreciation & amortization				14.5						10.7		
Share-based compensation				2.1						2.4		
Adjusted EBITDA				$ 60.2						$ 47.8		

1. Acquisition, disposal and integration operating costs are included in general and administrative expenses on the consolidated statement of operations for the three months ended September 30, 2020.
2. Facility transition operating costs are included in general and administrative expenses on the consolidated statement of operations for the three months ended September 30, 2019

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Non-GAAP Reconciliations

	Nine Months Ended September 30, 2020						Nine Months Ended September 30, 2019					
	Net Revenue	Gross Profit	Operating Income	Net Income	Class A Net Income	Diluted EPS	Net Revenue	Gross Profit	Operating Income	Net Income	Class A Net Income	Diluted EPS
GAAP Results	$ 760.6	$ 259.9	$ 91.1	$ 44.0	$ 41.1	$ 0.33	$ 691.0	$ 229.1	$ 96.6	$ 54.0	$ 41.4	$ 0.37
Non-GAAP adjustments:												
Foreign currency impacts	-	-	-	1.4	1.3	0.01	-	-	-	-	-	-
Acquisition, disposal and integration related costs (1)	6.8	8.0	28.9	28.9	27.3	0.22	-	1.6	3.6	3.6	3.0	0.03
Facility transition costs (2)	-	3.6	5.7	5.7	5.4	0.04	-	4.8	6.2	6.2	5.3	0.05
Tax Receivable Agreement Remeasurement	-	-	0.6	0.6	0.6	-	-	-	1.3	1.3	1.3	0.01
Special employee incentive compensation (2)	-	-	-	-	-	-	-	-	1.9	1.9	1.6	0.01
COVID-19 costs (3)	-	2.1	2.4	2.4	2.2	0.02	-	-	-	-	-	-
Impairment of property and equipment	-	-	-	-	-	-	-	-	1.4	1.4	1.3	0.01
Remeasurement of tax liabilities	-	-	-	(1.2)	(1.2)	(0.01)	-	-	-	-	-	-
Remeasurement of deferred taxes	-	-	-	-	-	-	-	-	-	(3.7)	(3.7)	(0.03)
Other	-	-	0.1	1.2	1.2	0.01	-	-	1.5	2.8	2.4	0.02
Tax impact of adjustments	-	-	-	(9.9)	(9.9)	(0.08)	-	-	-	(3.5)	(3.5)	(0.03)
Adjusted Non-GAAP results	$ 767.4	$ 273.6	$ 128.8	$ 73.1	$ 68.0	$ 0.54	$ 691.0	$ 235.5	$ 112.5	$ 64.0	$ 49.1	$ 0.44
Income tax				23.1						18.0		
Interest expense				32.5						30.4		
Depreciation & amortization				41.0						32.7		
Share-based compensation				6.6						7.2		
Adjusted EBITDA				$ 176.3						$ 152.3		

1. Acquisition, disposal and integration operating costs include $8.0 million of selling expense, $8.6 million of general and administrative expenses and $4.3 million of business combination transaction costs for the nine months ended September 30, 2020.
2. Special employee incentive compensation and facility transition operating costs are included general and administrative expenses on the consolidated statement of operations for the nine months ended September 30, 2020 and 2019.
3. COVID-19 operating costs are included in general and administrative expenses on the consolidated statement of operations for the nine months ended September 30, 2020. Total COVID-19 non-GAAP adjustments primarily consist of costs of incremental cleaning and sanitation, personal protective equipment and employee bonuses.

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